POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and the Secretary of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip C. Pauze her attorney for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of June, 1999.

                                                 /s/ Patricia S. Dobson
                                                 -------------------------------
                                                 Patricia S. Dobson
                                                 Trustee and Secretary


STATE OF TEXAS                      )
                                    )         ss:
COUNTY OF HARRIS                    )

     Before me, a Notary Public, in and for said county and state, personally appeared Patricia S. Dobson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30th day of June, 1999.


                                            Jeanette L. Sumruld
                                            -------------------------------
                                            Notary Public


                                            My commission expires: March 4, 2000
                                                                   -------------

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and the President of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of June, 1999.

                                                 /s/ Philip C. Pauze
                                                 -------------------------------
                                                 Philip C. Pauze
                                                 Trustee and President

STATE OF TEXAS                      )
                                    )         ss:
COUNTY OF HARRIS                    )

     Before me, a Notary Public, in and for said county and state, personally appeared Philip C. Pauze, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30th day of June, 1999.

                                                 Jeanette L. Sumruld
                                                 -------------------------------
                                                 Notary Public


                                                 My commission expires: 3/4/00
                                                                        --------

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson and Philip C. Pauze, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of July, 1999.

                                                 /s/ Wayne F. Collins
                                                 -------------------------------
                                                 Wayne F. Collins
                                                 Trustee


STATE OF TEXAS                      )
                                    )         ss:
COUNTY OF MONTGOMERY                )

     Before me, a Notary Public, in and for said county and state, personally appeared Wayne F. Collins, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 1st day of July, 1999.

                                                Karen Fry
                                                -------------------------------
                                                Notary Public


                                                My commission expires: 2-28-2001
                                                                       ---------

                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Pauze Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Patricia S. Dobson and Philip C. Pauze, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of July, 1999.

                                                 /s/ Robert J. Pierce
                                                 -------------------------------
                                                 Robert J. Pierce
                                                 Trustee

State of California                }
County of Napa                     }    ss.

                                        On July 1st,  1999 before me,  Christine
                                        M. Rossi,  personally appeared Robert J.
                                        Pierce,  proved  to me on the  basis  of
                                        satisfactory  evidence  to be the person
                                        whose name is  subscribed  to the within
[NOTARY SEAL]                           instrument and acknowleded to me that he
                                        executed  the  same  in  his  authorized
                                        capacity  and that by his  signature  on
                                        the instrument the person, or the entity
                                        upon  behalf  of  which  the   person(s)
                                        acted, executed the instrument.

                                        WITNESS my hand and official seal

                                        Christine M. Rossi
                                        ------------------